Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of eClickMD, Inc. and Subsidiaries (the "Company") Annual Report on Form 10-KSB for the period ending December 31, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neil Burley, Chief Financial Officer of the Company, certify, pursuant to the 18 U.S.C. (SS) 1350, as adopted pursuant to (SS) 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ NEIL BURLEY
-----------------------
Neil Burley
Chief Financial Officer

May 21, 2003